UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05459

Templeton Global Income Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period:  2/28/15__

Item 1. Reports to Stockholders.

Semiannual Report
February 28, 2015

Templeton Global Income Fund

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Semiannual Report
Templeton Global Income Fund	1
Performance Summary	5
Important Notice to Shareholders	6
Financial Highlights and Statement
of Investments	7
Financial Statements	20
Notes to Financial Statements	23
Annual Meeting of Shareholders	32
Dividend Reinvestment and Cash
Purchase Plan	33
Shareholder Information	35

Semiannual Report

Templeton Global Income Fund

Dear Shareholder:

This semiannual report for Templeton Global Income Fund covers the six months ended February 28, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks high, current income, with a secondary goal of capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income-producing securities, including debt securities of U.S. and foreign issuers, including emerging markets.

Performance Overview

For the six months under review, the Fund had cumulative total returns of -1.02% based on market price and -2.55% based on net asset value. For comparison, the global government bond market, as measured by the J.P. Morgan (JPM) Global Government Bond Index (GGBI), had cumulative total returns of +3.87% in local currency terms and -4.86% in U.S. dollar terms for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary on page 5.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

During the period, global financial markets were broadly influenced by the pickup in growth in the U.S., economic stabilization in China, the abundance of global liquidity from the Bank of Japan (BOJ) and the European Central Bank (ECB), and a sharp decline in oil prices. The U.S. dollar strengthened against the euro, Japanese yen, and a vast number of developed and emerging market currencies over the six-month period.

In our view, the market misjudged the underlying forces behind the decline in oil prices, which we considered to have been driven by supply dynamics rather than a loss of demand. We believe that the global economy benefits from lower oil prices and that most observers have been too pessimistic. Risk aversion increased in November and December as the oil price decline accelerated. Heightened volatility led to a broad decrease in local-currency sovereign bond yields across the Americas, Europe and Asia, and a widening of credit spreads. During this time, higher duration securities outperformed lower duration securities and higher quality bonds outperformed lower quality

1. Source: Morningstar.
The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the
Fund’s Statement of Investments (SOI). The SOI begins on page 8.

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TEMPLETON GLOBAL INCOME FUND

bonds. This trend persisted through January before sharply reversing course in February; credit spreads tightened as risk appetites returned and local-currency sovereign bond yields broadly shifted higher across the Americas, Europe and Asia.

What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

In late October, the BOJ introduced a new round of quantitative easing (QE) with an indefinite time horizon. The annual level of asset purchasing was raised to 80 trillion yen — a level that approximates the U.S. Federal Reserve Board’s former QE program, which ended in the same month. This massive amount of liquidity had significant implications for global markets. Money printed in Japan is not likely to stay in Japan; we believe it will spread globally. Although Japan’s QE was positive for global risk assets, it contributed to further yen depreciation. The yen depreciated 13.10% against the U.S. dollar during the six months under review.2

In Europe, low inflation persisted while economic data was disappointing through most of 2014. In January 2015, the ECB committed to an ambitious QE program scheduled to begin in March, with the aim of increasing the size of its balance sheet to a level higher than its previous peak. The ECB’s renewed commitment to pursue highly accommodative monetary policies put further pressure on the euro, contributing to the euro’s 14.85% depreciation against the U.S. dollar during the period.2 Eurozone bond yields remained around historical lows at period-end.

The Chinese economy continued to have profound implications for the global economy. During the period, we held the opinion that China would not face a “hard landing” scenario in the moderation of its economic growth. Those stabilizing trends appeared to hold form and China concluded 2014 with reasonable growth around 7.3%.3 It is important to note that China’s economy is much larger today than it was in the recent past. Even a 7.0% growth rate creates a much larger global aggregate demand effect compared with China’s higher growth rates from 10 years ago when it was growing at 10%–12%. Thus, the slowdown in the rate of China’s growth during the period did not have a dire impact on aggregate demand globally.

We also continued to see differentiation among specific emerging market economies; some had healthy current account and fiscal balances with strong export-driven economies, while others struggled with deficits and economic imbalances. We believe investors should not view emerging markets as a whole but instead need to selectively distinguish between individual economies. A strengthening U.S. economy has magnified the fundamental differences between healthy and vulnerable emerging market economies.

2. Source: FactSet.
3. Source: The website of the National Bureau of Statistics of the People’s Republic of China (www.stats.gov.cn).
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON GLOBAL INCOME FUND

Investment Strategy

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Manager’s Discussion

The core of our strategy remained seeking to position ourselves to navigate a rising interest rate environment. Thus, we continued to maintain low portfolio duration while aiming at a negative correlation with U.S. Treasury rates. We also actively sought opportunities that could potentially offer positive real yields without taking undue interest rate risk. We favored countries that, in our view, had solid underlying fundamentals and policymakers who have taken proactive steps regarding fiscal, monetary and financial policy. We augmented this positioning with select opportunities in emerging markets and with a number of currency strategies. During the period, we used currency forward contracts to actively manage currencies. We also used interest rate swaps to tactically manage duration exposures.

What is an interest rate swap?
An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper,
or other benchmarks).

During the period, major factors contributing to the Fund’s negative absolute performance included currency positions followed by sovereign credit exposures. Interest rate strategies contributed to absolute return. Currency positions in Asia ex-Japan and Latin America detracted from absolute performance. However, the Fund’s net-negative positions in the Japanese yen and the euro, achieved through currency forward contracts,

Currency Breakdown*
2/28/15
% of Total
Net Assets
Americas	95.8%
U.S. Dollar	63.9%
Mexican Peso	12.8%
Brazilian Real	8.8%
Chilean Peso	6.8%
Peruvian Nuevo Sol	3.5%
Asia Pacific	25.1%
South Korean Won	16.2%
Malaysian Ringgit	15.0%
Indian Rupee	6.1%
Singapore Dollar	4.3%
Sri Lankan Rupee	3.5%
Indonesian Rupiah	3.0%
Philippine Peso	1.0%
Japanese Yen	-24.0%
Europe	-20.9%
Polish Zloty	11.3%
Hungarian Forint	1.1%
Euro	-33.3%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

contributed to absolute return. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Europe and Asia ex-Japan contributed to absolute results.

Relative to the JPM GGBI, currency positions contributed to performance, while sovereign credit exposures and interest rate strategies detracted. Underweighted positioning in the euro and the Japanese yen significantly contributed to relative performance during the period. However, overweighted currency positions in Asia ex-Japan and Latin America detracted. Select underweighted duration exposures in Europe detracted from relative return, as did an underweighted duration exposure in the U.S. An overweighted duration exposure in Asia ex-Japan contributed to relative results.

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TEMPLETON GLOBAL INCOME FUND

Thank you for your continued participation in Templeton Global Income Fund. We look forward to serving your future investment needs.

Sincerely,

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Share Prices
Symbol: GIM	2/28/15	8/31/14		Change
Net Asset Value (NAV)	$8.01	$8.72	-$	0.71
Market Price (NYSE)	$7.38	$7.96	-$	0.58

Distributions (9/1/14–2/28/15)
	Dividend	Short-Term
	Income	Capital Gain	Total
	$0.4840	$0.0026	$0.4866

Performance[1]
										Average Annual
		Cumulative Total Return[2]				Average Annual Total Return[2]				Total Return (3/31/15)[3]
		Based on		Based on		Based on		Based on		Based on		Based on
		NAV[4]		market price[5]		NAV[4]		market price[5]		NAV[4]		market price[5]
6-Month		-2.55%		-1.02%		-2.55%		-1.02%
1-Year	+	3.56%		-1.49%	+	3.56%		-1.49%	+	0.59%		-2.69%
5-Year	+	38.66%	+	23.42%	+	6.76%	+	4.30%	+	5.54%	+	3.30%
10-Year	+	129.09%	+	107.14%	+	8.64%	+	7.55%	+	8.80%	+	8.74%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments of countries where the Fund invests. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. The Fund’s use of foreign currency techniques involves special risks as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. Also, as a nondiversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Assumes reinvestment of distributions based on net asset value.
5. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. This authorization remains in effect.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances.

In the Notes to Financial Statements section, please see note 2 (Shares of Beneficial Interest) for additional information regarding shares repurchased.

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TEMPLETON GLOBAL INCOME FUND

Financial Highlights
	Six Months Ended
	February 28, 2015		Year Ended August 31,
	(unaudited)	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.72	$8.38	$9.08	$10.13	$9.94	$8.84
Income from investment operations:
Net investment income[a]	0.17	0.35	0.38	0.41	0.54	0.56
Net realized and unrealized gains (losses)	(0.40)	0.61	(0.07)	(0.30)	0.61	1.06
Total from investment operations	(0.23)	0.96	0.31	0.11	1.15	1.62
Less distributions from:
Net investment income and net foreign
currency gains	(0.48)	(0.62)	(0.72)	(0.82)	(0.93)	(0.52)
Net realized gains	(—)[b]	(—)[b]	(0.29)	(0.34)	(0.03)	—
Total distributions	(0.48)	(0.62)	(1.01)	(1.16)	(0.96)	(0.52)
Net asset value, end of period	$8.01	$8.72	$8.38	$9.08	$10.13	$9.94
Market value, end of period[c]	$7.38	$7.96	$8.03	$9.53	$11.30	$10.55

Total return (based on market value
per share)[d]	(1.02)%	7.04%	(5.97)%	(4.40)%	17.54%	21.72%

Ratios to average net assets[e]
Expenses before waiver and payments
by affiliates	0.74%	0.73%	0.73%	0.75%	0.74%	0.74%
Expenses net of waiver and payments
by affiliates	0.73%	0.73%[f]	0.73%[f]	0.75%[f]	0.74%[f]	0.74%[f]
Net investment income	4.18%	4.05%	4.21%	4.55%	5.37%	5.87%

Supplemental data
Net assets, end of period (000's)	$1,074,146	$1,169,318	$1,124,611	$1,209,287	$1,338,948	$1,307,675
Portfolio turnover rate	17.91%	45.61%	18.16%	38.60%	20.61%	15.42%

aBased on average daily shares outstanding.
bAmount rounds to less than $0.01 per share.
cBased on the last sale on the New York Stock Exchange.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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TEMPLETON GLOBAL INCOME FUND

Statement of Investments, February 28, 2015 (unaudited)
	Principal Amount*		Value
Foreign Government and Agency Securities 70.3%
Brazil 8.6%
Letra Tesouro Nacional, Strip,
10/01/15	6,320[a] BRL		$2,071,913
1/01/16	15,770[a] BRL		5,011,985
7/01/16	1,900[a] BRL		568,662
10/01/16	6,010[a] BRL		1,745,216
[b]Nota Do Tesouro Nacional, Index Linked, 6.00%,
5/15/17	231[a] BRL		210,059
5/15/19	17,875[a] BRL		16,185,110
8/15/20	760[a] BRL		687,167
8/15/22	25,367[a] BRL		22,942,735
5/15/23	17,719[a] BRL		15,837,471
8/15/24	6,860[a] BRL		6,186,884
8/15/50	23,895[a] BRL		21,304,041
			92,751,243
Hungary 4.3%
Government of Hungary,
7.75%, 8/24/15	56,780,000	HUF	215,773
5.50%, 12/22/16	191,270,000	HUF	758,305
4.00%, 4/25/18	206,520,000	HUF	810,091
6.50%, 6/24/19	481,650,000	HUF	2,084,971
7.50%, 11/12/20	15,300,000	HUF	70,784
A, 6.75%, 11/24/17	829,080,000	HUF	3,488,376
A, 5.50%, 12/20/18	139,870,000	HUF	581,468
A, 7.00%, 6/24/22	219,630,000	HUF	1,036,176
A, 6.00%, 11/24/23	156,100,000	HUF	717,700
B, 6.75%, 2/24/17	345,920,000	HUF	1,410,302
B, 5.50%, 6/24/25	119,210,000	HUF	542,018
senior note, 6.25%, 1/29/20	3,535,000		4,064,702
senior note, 6.375%, 3/29/21	4,020,000		4,711,299
[c]senior note, Reg S, 3.50%, 7/18/16	905,000	EUR	1,053,477
[c]senior note, Reg S, 4.375%, 7/04/17	4,435,000	EUR	5,344,984
[c]senior note, Reg S, 5.75%, 6/11/18	12,690,000	EUR	16,309,326
[c]senior note, Reg S, 3.875%, 2/24/20	2,700,000	EUR	3,379,852
			46,579,604
Iceland 0.4%
[d]Government of Iceland, 144A, 5.875%, 5/11/22	3,450,000		3,966,551
India 2.2%
Government of India,
senior bond, 7.80%, 5/03/20	231,200,000	INR	3,750,805
senior bond, 8.28%, 9/21/27	69,900,000	INR	1,177,467
senior bond, 8.60%, 6/02/28	239,800,000	INR	4,163,615
senior note, 7.28%, 6/03/19	9,000,000	INR	143,450
senior note, 8.12%, 12/10/20	173,600,000	INR	2,853,963
senior note, 8.35%, 5/14/22	68,200,000	INR	1,137,741
senior note, 7.16%, 5/20/23	42,900,000	INR	668,705
senior note, 8.83%, 11/25/23	579,400,000	INR	9,993,231
			23,888,977

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TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Indonesia 3.0%
Government of Indonesia,
7.875%, 4/15/19	16,347,000,000	IDR	$1,310,376
FR31, 11.00%, 11/15/20	141,798,000,000	IDR	13,055,852
FR34, 12.80%, 6/15/21	64,492,000,000	IDR	6,463,788
FR35, 12.90%, 6/15/22	37,356,000,000	IDR	3,863,768
FR36, 11.50%, 9/15/19	32,651,000,000	IDR	2,973,804
FR43, 10.25%, 7/15/22	4,826,000,000	IDR	443,841
senior bond, FR53, 8.25%, 7/15/21	29,878,000,000	IDR	2,465,688
senior note, 8.50%, 10/15/16	19,302,000,000	IDR	1,525,294
			32,102,411
Ireland 3.3%
Government of Ireland, senior bond, 5.40%, 3/13/25	21,783,580	EUR	34,972,761
Lithuania 1.1%
[d]Government of Lithuania, 144A,
7.375%, 2/11/20	8,825,000		10,819,979
6.125%, 3/09/21	1,160,000		1,381,502
			12,201,481
Malaysia 0.8%
Government of Malaysia,
4.72%, 9/30/15	4,770,000	MYR	1,332,271
senior bond, 4.262%, 9/15/16	23,980,000	MYR	6,734,323
			8,066,594
Mexico 5.6%
Government of Mexico,
6.00%, 6/18/15	1,247,520[e] MXN		8,431,345
8.00%, 12/17/15	1,536,500[e] MXN		10,675,749
6.25%, 6/16/16	1,128,730[e] MXN		7,814,802
7.25%, 12/15/16	3,977,100[e] MXN		28,213,873
[f]Mexican Udibonos, Index Linked,
5.00%, 6/16/16	272,257[g] MXN		1,921,665
3.50%, 12/14/17	210,681[g] MXN		1,498,330
4.00%, 6/13/19	122,518[g] MXN		892,592
2.50%, 12/10/20	96,619[g] MXN		656,869
			60,105,225
Peru 3.4%
Government of Peru,
9.91%, 5/05/15	6,500,000	PEN	2,127,340
senior bond, 7.84%, 8/12/20	93,349,000	PEN	34,648,623
			36,775,963
Philippines 0.3%
Government of the Philippines,
senior bond, 7.00%, 1/27/16	4,250,000	PHP	99,735
senior bond, 9.125%, 9/04/16	2,270,000	PHP	55,430
senior note, 1.625%, 4/25/16	123,750,000	PHP	2,777,330
			2,932,495

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TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Poland 10.5%
Government of Poland,
5.50%, 4/25/15	10,200,000	PLN	$2,768,155
6.25%, 10/24/15	29,604,000	PLN	8,221,488
5.00%, 4/25/16	32,530,000	PLN	9,111,559
4.75%, 10/25/16	210,985,000	PLN	59,827,834
4.75%, 4/25/17	3,210,000	PLN	923,302
5.75%, 9/23/22	60,500,000	PLN	20,557,517
[h]FRN, 2.01%, 1/25/17	22,569,000	PLN	6,099,778
[h]FRN, 2.01%, 1/25/21	19,374,000	PLN	5,198,816
			112,708,449
Portugal 2.9%
Government of Portugal,
[d]144A, 5.125%, 10/15/24	11,090,000		12,311,952
[c]Reg S, 3.875%, 2/15/30	13,300,000	EUR	17,911,925
[c]senior bond, Reg S, 4.95%, 10/25/23	92,700	EUR	131,857
[c]senior note, Reg S, 5.65%, 2/15/24	232,100	EUR	345,620
			30,701,354
Russia 0.4%
[d]Government of Russia, senior bond, 144A, 7.50%, 3/31/30	4,475,615		4,798,754
Serbia 0.6%
[d]Government of Serbia, senior note, 144A,
5.25%, 11/21/17	1,930,000		2,026,423
7.25%, 9/28/21	4,140,000		4,857,855
			6,884,278
Singapore 0.0%†
Government of Singapore, senior note, 1.125%, 4/01/16	300,000	SGD	220,664
Slovenia 1.1%
[d]Government of Slovenia, senior note, 144A,
5.50%, 10/26/22	6,460,000		7,429,064
5.85%, 5/10/23	3,710,000		4,375,630
			11,804,694
South Korea 14.6%
Korea Monetary Stabilization Bond,
senior bond, 2.47%, 4/02/15	2,986,000,000	KRW	2,712,864
senior bond, 2.80%, 8/02/15	18,216,010,000	KRW	16,599,414
senior bond, 2.81%, 10/02/15	8,004,000,000	KRW	7,303,833
senior note, 2.76%, 6/02/15	11,144,700,000	KRW	10,140,593
senior note, 2.66%, 6/09/15	14,120,900,000	KRW	12,847,196
senior note, 2.90%, 12/02/15	41,563,400,000	KRW	38,003,536
senior note, 2.78%, 2/02/16	15,212,670,000	KRW	13,916,117
senior note, 2.80%, 4/02/16	18,684,690,000	KRW	17,115,654
senior note, 2.79%, 6/02/16	2,443,800,000	KRW	2,241,100
senior note, 2.46%, 8/02/16	279,200,000	KRW	255,164
Korea Treasury Bond,
senior bond, 5.25%, 9/10/15	4,000,000,000	KRW	3,693,662
senior bond, 4.00%, 3/10/16	621,000,000	KRW	575,283
senior note, 4.50%, 3/10/15	310,500,000	KRW	282,104

10 | Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
South Korea (continued)
Korea Treasury Bond, (continued)
senior note, 3.25%, 6/10/15	1,121,500,000	KRW	$1,021,947
senior note, 4.00%, 9/10/15	1,635,500,000	KRW	1,500,752
senior note, 2.75%, 12/10/15	4,768,900,000	KRW	4,356,338
senior note, 2.75%, 6/10/16	14,048,300,000	KRW	12,876,947
senior note, 3.00%, 12/10/16	12,595,000,000	KRW	11,637,419
			157,079,923
Sri Lanka 3.5%
Government of Sri Lanka,
8.25%, 3/01/17	32,710,000	LKR	251,384
8.00%, 6/15/17	31,420,000	LKR	240,694
10.60%, 7/01/19	287,830,000	LKR	2,415,556
10.60%, 9/15/19	484,100,000	LKR	4,068,785
8.00%, 11/01/19	31,420,000	LKR	240,740
11.20%, 7/01/22	55,890,000	LKR	497,965
A, 11.75%, 3/15/15	6,880,000	LKR	51,769
A, 6.50%, 7/15/15	194,620,000	LKR	1,463,889
A, 11.00%, 8/01/15	1,103,400,000	LKR	8,451,389
A, 8.50%, 11/01/15	115,700,000	LKR	880,524
A, 6.40%, 8/01/16	87,600,000	LKR	656,766
A, 5.80%, 1/15/17	88,200,000	LKR	649,659
A, 7.50%, 8/15/18	50,950,000	LKR	384,938
A, 8.00%, 11/15/18	413,650,000	LKR	3,170,224
A, 9.00%, 5/01/21	702,230,000	LKR	5,612,065
B, 6.40%, 10/01/16	96,500,000	LKR	720,706
B, 8.50%, 7/15/18	119,270,000	LKR	928,447
C, 8.50%, 4/01/18	389,500,000	LKR	3,026,823
D, 8.50%, 6/01/18	515,850,000	LKR	4,007,533
			37,719,856
[i]Supranational 1.4%
Inter-American Development Bank, senior note, 7.50%, 12/05/24	185,000,000	MXN	14,567,403
Ukraine 2.3%
[d]Government of Ukraine,
144A, 9.25%, 7/24/17	49,890,000		21,877,514
senior bond, 144A, 7.80%, 11/28/22	2,240,000		948,427
senior note, 144A, 7.95%, 2/23/21	350,000		148,274
senior note, 144A, 7.50%, 4/17/23	3,290,000		1,396,391
			24,370,606
Total Foreign Government and Agency Securities
(Cost $808,698,051)			755,199,286
Short Term Investments 22.5%
Foreign Government and Agency Securities 8.8%
Hungary 0.0%†
[j]Hungary Treasury Bill, 9/16/15	34,180,000	HUF	125,182

franklintempleton.com

Semiannual Report | 11

TEMPLETON GLOBAL INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount*		Value
Short Term Investments (continued)
Foreign Government and Agency Securities (continued)
Malaysia 3.2%
[j]Bank of Negara Monetary Notes, 3/03/15 – 11/24/15	118,020,000	MYR	$32,279,184
Government of Malaysia,
3.835%, 8/12/15	3,660,000	MYR	1,016,316
3.197%, 10/15/15	3,770,000	MYR	1,043,792
			34,339,292
Mexico 2.8%
[j]Mexico Treasury Bills, 3/19/15 – 12/10/15	45,430,420[k] MXN		30,043,823
Philippines 0.7%
[j]Philippine Treasury Bills, 4/08/15 – 2/03/16	314,220,000	PHP	7,041,788
Singapore 2.1%
[j]Monetary Authority of Singapore Treasury Bills,
4/06/15	29,770,000	SGD	21,830,765
3/27/15 – 4/10/15	1,490,000	SGD	1,092,651
			22,923,416
Total Foreign Government and Agency Securities
(Cost $98,754,674)			94,473,501
Total Investments before Money Market Funds
(Cost $907,452,725)			849,672,787

	Shares
Money Market Funds (Cost $147,039,359) 13.7%
United States 13.7%
[l,m]Institutional Fiduciary Trust Money Market Portfolio	147,039,359		147,039,359
Total Investments (Cost $1,054,492,084) 92.8%			996,712,146
Other Assets, less Liabilities 7.2%			77,433,928
Net Assets 100.0%			$1,074,146,074

*The principal amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aPrincipal amount is stated in 1,000 Brazilian Real Units.
bRedemption price at maturity is adjusted for inflation. See Note 1(f).
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2015, the aggregate value of these securities was $44,477,041, representing 4.14% of net assets.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At
February 28, 2015, the aggregate value of these securities was $76,338,316, representing 7.11% of net assets.
ePrincipal amount is stated in 100 Mexican Peso Units.
fPrincipal amount of security is adjusted for inflation. See Note 1(f).
gPrincipal amount is stated in 100 Unidad de Inversion Units.
hThe coupon rate shown represents the rate at period end.
iA supranational organization is an entity formed by two or more central governments through international treaties.
jThe security is traded on a discount basis with no stated coupon rate.
kPrincipal amount is stated in 10 Mexican Peso Units.
lNon-income producing.
mSee Note 3(c) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

12 | Semiannual Report franklintempleton.com

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

At February 28, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement		Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation Depreciation
Chilean Peso	DBAB	Buy	1,483,155,000	2,369,749		3/02/15	$33,230	$—
Chilean Peso	DBAB	Sell	1,483,155,000	2,376,851		3/02/15	—	(26,129)
Chilean Peso	DBAB	Buy	1,082,945,000	1,869,080		3/03/15	—	(114,674)
Chilean Peso	DBAB	Sell	1,082,945,000	1,746,685		3/03/15	—	(7,720)
Indian Rupee	HSBK	Buy	69,631,000	1,106,260		3/03/15	22,216	—
Indian Rupee	HSBK	Sell	69,631,000	1,123,987		3/03/15	—	(4,489)
Japanese Yen	JPHQ	Buy	416,700,000	3,490,827		3/03/15	—	(7,088)
Japanese Yen	JPHQ	Sell	416,700,000	4,092,221		3/03/15	608,482	—
Chilean Peso	DBAB	Buy	1,048,520,000	1,654,835		3/04/15	43,645	—
Chilean Peso	DBAB	Sell	1,048,520,000	1,691,161		3/04/15	—	(7,319)
Japanese Yen	HSBK	Sell	196,900,000	1,929,446		3/04/15	283,278	—
Euro	BZWS	Sell	1,348,368	1,852,995		3/09/15	343,704	—
Euro	DBAB	Buy	10,610,000	13,177,620		3/09/15	—	(1,301,357)
Euro	DBAB	Sell	10,610,000	14,567,000		3/09/15	2,690,736	—
Euro	HSBK	Sell	1,285,000	1,766,567		3/09/15	328,207	—
Japanese Yen	BZWS	Sell	192,016,500	1,877,756		3/09/15	272,296	—
Euro	CITI	Sell	4,817,000	6,666,848		3/10/15	1,274,887	—
Euro	MSCO	Sell	3,640,000	5,041,309		3/10/15	966,835	—
Mexican Peso	HSBK	Buy	82,460,700	6,227,209		3/10/15	—	(706,150)
Chilean Peso	CITI	Buy	2,019,520,000	3,215,540		3/12/15	53,446	—
Chilean Peso	DBAB	Buy	1,135,180,000	1,929,299		3/13/15	—	(91,957)
Indian Rupee	JPHQ	Buy	73,333,000	1,167,537		3/13/15	18,789	—
Euro	JPHQ	Sell	296,000	410,206		3/16/15	78,849	—
Chilean Peso	DBAB	Buy	1,026,660,000	1,622,024		3/17/15	39,064	—
Chilean Peso	DBAB	Buy	1,013,970,000	1,614,088		3/18/15	26,317	—
Japanese Yen	CITI	Sell	220,552,000	2,172,626		3/19/15	328,305	—
Japanese Yen	MSCO	Sell	311,200,000	3,082,104		3/19/15	479,757	—
Chilean Peso	DBAB	Buy	1,653,630,000	2,651,323		3/20/15	23,437	—
Chilean Peso	JPHQ	Buy	1,002,600,000	1,672,179		3/20/15	2,392	(52,858)
Chilean Peso	MSCO	Buy	801,470,000	1,288,869		3/20/15	7,516	—
Indian Rupee	JPHQ	Buy	73,333,000	1,175,146		3/20/15	9,681	—
Chilean Peso	DBAB	Buy	1,968,980,000	3,157,441		3/23/15	26,525	—
Japanese Yen	BZWS	Sell	125,158,380	1,226,562		3/25/15	179,857	—
Chilean Peso	DBAB	Buy	2,332,280,000	3,751,456		3/26/15	18,952	—
Indian Rupee	HSBK	Buy	452,496,000	7,298,323		3/30/15	—	(381)
Malaysian Ringgit	HSBK	Buy	1,130,000	336,530		3/31/15	—	(24,480)
Chilean Peso	DBAB	Buy	2,566,100,000	4,113,375		4/06/15	31,345	—
Chilean Peso	DBAB	Buy	1,048,520,000	1,687,025		4/07/15	6,396	—
Malaysian Ringgit	JPHQ	Buy	3,602,500	1,003,202		4/08/15	—	(9,153)
Euro	HSBK	Sell	7,909,000	10,903,941		4/10/15	2,047,500	—
Malaysian Ringgit	HSBK	Buy	1,130,000	339,288		4/10/15	—	(27,545)
Euro	SCNY	Sell	3,955,000	5,466,720		4/13/15	1,037,788	—
Euro	JPHQ	Sell	3,144,000	4,357,741		4/14/15	836,952	—
Malaysian Ringgit	DBAB	Buy	142,760,000	33,611,467	EUR	4/14/15	1,729,367	—
Indian Rupee	DBAB	Buy	110,524,000	1,754,848		4/15/15	23,421	—
Indian Rupee	JPHQ	Buy	73,333,000	1,162,715		4/15/15	17,172	—
Japanese Yen	CITI	Sell	146,000,000	1,442,310		4/15/15	220,953	—
Euro	HSBK	Sell	4,695,000	6,519,524		4/16/15	1,261,736	—
Mexican Peso	CITI	Buy	21,365,740	1,583,234		4/16/15	—	(156,383)
Indian Rupee	DBAB	Buy	237,003,000	3,760,758		4/20/15	49,626	—

franklintempleton.com							Semiannual Report | 13

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date Appreciation Depreciation
Malaysian Ringgit	JPHQ	Buy	19,607,841	5,930,090	4/21/15	$—	$(526,550)
Indian Rupee	JPHQ	Buy	33,196,000	526,294	4/22/15	7,250	—
Chilean Peso	DBAB	Buy	755,430,000	1,218,043	4/24/15	432	—
Indian Rupee	DBAB	Buy	108,491,000	1,730,043	4/27/15	12,377	—
Indian Rupee	JPHQ	Buy	159,192,000	2,557,301	4/28/15	—	(981)
Euro	BZWS	Sell	4,026,945	5,583,198	4/30/15	1,072,802	—
Euro	SCNY	Sell	6,683,000	9,248,336	4/30/15	1,763,015	—
Indian Rupee	DBAB	Buy	237,620,060	3,818,539	4/30/15	—	(3,876)
Chilean Peso	DBAB	Buy	841,340,000	1,329,446	5/05/15	26,302	—
Euro	BZWS	Sell	4,107,651	5,692,629	5/05/15	1,091,524	—
Indian Rupee	DBAB	Buy	252,159,750	4,043,471	5/05/15	3,880	(2,088)
Indian Rupee	HSBK	Buy	69,631,000	1,116,687	5/05/15	366	—
Chilean Peso	BZWS	Buy	726,200,000	1,149,414	5/06/15	20,687	—
Chilean Peso	MSCO	Buy	730,900,000	1,247,483	5/11/15	—	(70,354)
Indian Rupee	HSBK	Buy	173,786,000	2,769,948	5/11/15	15,683	—
Chilean Peso	MSCO	Buy	3,063,090,000	4,838,623	5/12/15	94,088	—
Indian Rupee	HSBK	Buy	29,570,000	470,647	5/12/15	3,267	—
Japanese Yen	CITI	Sell	152,233,000	1,503,209	5/12/15	229,284	—
Euro	GSCO	Sell	560,000	771,680	5/13/15	144,338	—
Indian Rupee	HSBK	Buy	74,630,000	1,183,596	5/13/15	12,323	—
Japanese Yen	GSCO	Sell	203,561,000	2,005,330	5/13/15	301,860	—
Japanese Yen	SCNY	Sell	152,158,000	1,500,276	5/13/15	226,964	—
Euro	GSCO	Sell	1,688,000	2,325,119	5/14/15	434,106	—
Japanese Yen	CITI	Sell	152,157,000	1,496,886	5/14/15	223,569	—
Chilean Peso	DBAB	Buy	1,026,660,000	1,613,738	5/18/15	38,647	—
Japanese Yen	BOFA	Sell	705,633,500	6,950,000	5/18/15	1,044,677	—
Chilean Peso	DBAB	Buy	1,013,970,000	1,605,653	5/19/15	26,157	—
Japanese Yen	BOFA	Sell	704,526,000	6,960,000	5/19/15	1,063,878	—
Japanese Yen	BZWS	Sell	706,440,000	6,960,000	5/19/15	1,047,860	—
Japanese Yen	CITI	Sell	705,604,100	6,960,000	5/19/15	1,054,856	—
Japanese Yen	HSBK	Sell	707,007,200	6,960,000	5/19/15	1,043,113	—
Chilean Peso	MSCO	Buy	1,174,700,000	1,879,520	5/20/15	10,782	—
Euro	JPHQ	Sell	5,056,324	6,346,167	5/20/15	681,262	—
Japanese Yen	JPHQ	Sell	532,106,000	4,534,930	5/20/15	81,727	—
Chilean Peso	MSCO	Buy	2,278,980,000	4,009,465	5/22/15	—	(342,858)
Indian Rupee	DBAB	Buy	68,380,000	1,078,889	5/25/15	15,052	—
Chilean Peso	BZWS	Buy	47,431,000	75,829	5/26/15	454	—
Chilean Peso	DBAB	Buy	752,350,000	1,209,955	5/26/15	39	—
Chilean Peso	JPHQ	Buy	1,128,000,000	1,805,522	5/26/15	8,624	—
Mexican Peso	JPHQ	Buy	39,025,000	2,940,179	5/28/15	—	(340,532)
Chilean Peso	DBAB	Buy	1,025,289,000	1,630,678	5/29/15	17,827	—
Indian Rupee	DBAB	Buy	205,967,790	3,273,653	5/29/15	19,515	—
Euro	GSCO	Sell	454,000	617,751	6/01/15	109,017	—
Indian Rupee	HSBK	Buy	69,631,000	1,108,509	6/03/15	3,910	—
Chilean Peso	BZWS	Buy	1,898,900,000	3,341,369	6/04/15	—	(289,868)
Chilean Peso	MSCO	Buy	521,800,000	914,236	6/05/15	—	(75,786)
Euro	HSBK	Sell	6,579,510	8,568,759	6/08/15	1,195,135	—
Japanese Yen	CITI	Sell	153,700,000	1,504,915	6/09/15	218,233	—
Japanese Yen	HSBK	Sell	230,100,000	2,252,724	6/09/15	326,468	—
Euro	DBAB	Sell	3,495,500	4,775,902	6/10/15	858,378	—
Japanese Yen	BZWS	Sell	474,230,000	4,644,419	6/10/15	674,391	—
Japanese Yen	CITI	Sell	496,800,000	4,858,110	6/10/15	699,137	—

14 | Semiannual Report						franklintempleton.com

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract Settlement			Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation Depreciation
Japanese Yen	HSBK	Sell	505,050,000	4,948,099		6/10/15	$720,061	$—
Japanese Yen	DBAB	Sell	167,200,000	1,636,969		6/11/15	237,228	—
Japanese Yen	JPHQ	Sell	467,930,000	4,580,274		6/11/15	662,924	—
Polish Zloty	CITI	Buy	5,203,000	1,243,666	EUR	6/11/15	4,453	—
Polish Zloty	DBAB	Buy	26,670,000	6,367,283	EUR	6/12/15	31,043	—
Euro	DBAB	Sell	3,756,000	5,090,770		6/15/15	880,933	—
Malaysian Ringgit	JPHQ	Buy	16,656,368	4,694,579		6/16/15	—	(126,580)
Japanese Yen	CITI	Sell	230,997,000	2,270,642		6/17/15	336,628	—
Japanese Yen	JPHQ	Sell	197,300,000	1,939,629		6/17/15	287,741	—
Japanese Yen	DBAB	Sell	187,160,000	1,837,965		6/22/15	270,848	—
Malaysian Ringgit	HSBK	Buy	12,077,292	3,675,378		6/24/15	—	(365,334)
Malaysian Ringgit	HSBK	Buy	4,516,266	1,375,401		6/30/15	—	(138,221)
Malaysian Ringgit	DBAB	Buy	6,824,400	1,885,975		7/08/15	—	(17,719)
Euro	BZWS	Sell	894,000	1,221,079		7/16/15	218,522	—
Euro	MSCO	Sell	1,228,000	1,676,662		7/16/15	299,549	—
Japanese Yen	HSBK	Sell	372,780,000	3,211,406		7/16/15	88,861	—
Japanese Yen	SCNY	Sell	219,020,000	1,878,855		7/16/15	44,261	—
Euro	DBAB	Sell	2,276,000	3,094,791		7/17/15	542,377	—
Euro	BZWS	Sell	1,403,000	1,902,089		7/20/15	328,617	—
Malaysian Ringgit	DBAB	Buy	9,759,000	2,199,410	EUR	7/20/15	202,395	—
Japanese Yen	DBAB	Sell	95,240,000	819,022		7/21/15	21,192	—
Euro	DBAB	Sell	772,000	1,046,755		7/22/15	180,923	—
Euro	MSCO	Sell	905,000	1,225,135		7/22/15	210,138	—
Malaysian Ringgit	DBAB	Buy	75,842,000	23,318,063		7/22/15	—	(2,578,954)
Malaysian Ringgit	DBAB	Buy	11,019,000	2,498,583	EUR	7/22/15	210,892	—
Malaysian Ringgit	DBAB	Sell	25,000,000	6,897,693		7/22/15	61,406	—
Euro	DBAB	Sell	701,000	949,631		7/23/15	163,415	—
Japanese Yen	CITI	Sell	178,564,000	1,766,876		7/24/15	270,964	—
Japanese Yen	JPHQ	Sell	275,000,000	2,719,676		7/24/15	415,876	—
Euro	DBAB	Sell	1,802,000	2,430,105		7/27/15	408,909	—
Euro	GSCO	Sell	1,800,000	2,428,470		7/27/15	409,517	—
Japanese Yen	JPHQ	Sell	95,800,000	947,952		7/27/15	145,353	—
Malaysian Ringgit	DBAB	Buy	117,760,000	36,411,985		7/27/15	—	(4,223,343)
Malaysian Ringgit	DBAB	Buy	14,167,000	3,247,673	EUR	7/27/15	229,701	—
Malaysian Ringgit	DBAB	Sell	117,760,000	32,479,245		7/27/15	290,604	—
Malaysian Ringgit	JPHQ	Buy	6,651,000	1,813,893		7/27/15	4,099	—
Chilean Peso	DBAB	Buy	1,739,030,000	2,992,909		7/28/15	—	(211,725)
Chilean Peso	MSCO	Buy	1,235,940,000	2,126,568		7/28/15	—	(149,962)
Euro	CITI	Sell	960,795	1,296,045		7/28/15	218,360	—
Euro	GSCO	Sell	6,683,000	9,018,842		7/28/15	1,522,791	—
Chilean Peso	JPHQ	Buy	596,880,000	1,025,743		7/30/15	—	(71,338)
Malaysian Ringgit	JPHQ	Buy	48,000,000	14,842,301		7/30/15	—	(1,725,109)
Malaysian Ringgit	JPHQ	Buy	14,167,000	3,248,418	EUR	7/30/15	227,740	—
Chilean Peso	DBAB	Buy	561,810,000	966,056		7/31/15	—	(67,808)
Euro	JPHQ	Sell	6,683,000	8,985,026		7/31/15	1,488,587	—
Malaysian Ringgit	HSBK	Buy	1,687,000	519,365		7/31/15	—	(58,387)
Malaysian Ringgit	JPHQ	Buy	8,765,000	2,699,249		7/31/15	—	(304,188)
Chilean Peso	DBAB	Buy	1,123,610,000	1,905,716		8/04/15	—	(109,873)
Euro	HSBK	Sell	6,684,000	8,970,095		8/04/15	1,472,018	—
Euro	BZWS	Sell	4,094,000	5,503,462		8/05/15	910,755	—
Euro	JPHQ	Sell	893,000	1,200,513		8/05/15	198,733	—
Malaysian Ringgit	HSBK	Buy	170,000	52,013		8/06/15	—	(5,583)

franklintempleton.com							Semiannual Report | 15

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date Appreciation Depreciation
Euro	CITI	Sell	851,902	1,139,283	8/10/15	$183,525	$—
Malaysian Ringgit	HSBK	Buy	170,000	46,935	8/10/15	—	(520)
South Korean Won	HSBK	Buy	6,054,254,000	5,528,999	8/10/15	—	(62,363)
Euro	DBAB	Sell	1,775,000	2,378,420	8/11/15	386,994	—
Euro	JPHQ	Sell	2,248,000	3,010,915	8/11/15	488,816	—
Japanese Yen	CITI	Sell	613,483,000	6,021,919	8/11/15	881,004	—
Chilean Peso	DBAB	Buy	727,600,000	1,229,469	8/12/15	—	(67,387)
Euro	GSCO	Sell	1,183,000	1,588,461	8/12/15	261,195	—
Malaysian Ringgit	HSBK	Buy	3,400,000	1,035,228	8/12/15	—	(107,068)
South Korean Won	HSBK	Buy	8,324,000,000	804,515,493 JPY 8/12/15		773,812	—
Chilean Peso	MSCO	Buy	617,690,000	1,040,846	8/18/15	—	(54,830)
Japanese Yen	DBAB	Sell	687,444,000	6,740,407	8/18/15	979,058	—
South Korean Won	JPHQ	Buy	980,000,000	942,670	8/18/15	—	(57,985)
Malaysian Ringgit	HSBK	Buy	6,108,000	1,684,269	8/19/15	—	(17,798)
Chilean Peso	JPHQ	Buy	332,400,000	560,303	8/20/15	—	(29,789)
Japanese Yen	HSBK	Sell	1,286,140,000	12,584,540	8/20/15	1,805,277	—
Japanese Yen	JPHQ	Sell	926,943,000	9,074,243	8/20/15	1,305,444	—
Mexican Peso	HSBK	Buy	21,920,000	1,641,579	8/21/15	—	(189,919)
Japanese Yen	BZWS	Sell	307,053,000	2,984,313	8/24/15	410,707	—
Japanese Yen	DBAB	Sell	303,441,000	2,934,405	8/25/15	391,032	—
Japanese Yen	HSBK	Sell	608,984,000	5,892,443	8/25/15	788,078	—
Euro	BZWS	Sell	1,464,790	1,949,086	8/26/15	305,270	—
Euro	SCNY	Sell	8,685,912	9,860,334	8/26/15	112,830	—
Japanese Yen	BZWS	Sell	860,890,000	8,336,626	8/26/15	1,120,726	—
Japanese Yen	JPHQ	Sell	800,079,000	7,500,330	8/26/15	794,143	—
Japanese Yen	SCNY	Sell	696,345,000	5,839,738	8/26/15	3,040	—
Chilean Peso	DBAB	Buy	1,106,070,000	1,845,603	8/27/15	—	(81,392)
Euro	JPHQ	Sell	3,821,732	5,061,788	8/27/15	772,867	—
Japanese Yen	DBAB	Sell	509,728,000	4,920,606	8/27/15	648,021	—
Japanese Yen	HSBK	Sell	980,688,000	9,467,745	8/27/15	1,247,533	—
Japanese Yen	JPHQ	Sell	450,908,000	4,358,557	8/27/15	579,007	—
Chilean Peso	JPHQ	Buy	364,500,000	608,311	8/28/15	—	(26,974)
Euro	DBAB	Sell	577,980	764,448	8/31/15	115,753	—
Japanese Yen	JPHQ	Sell	304,127,000	2,940,201	8/31/15	390,761	—
Euro	DBAB	Sell	947,000	1,251,442	9/02/15	188,530	—
Chilean Peso	DBAB	Buy	2,256,815,000	3,726,577	9/08/15	—	(130,607)
Euro	DBAB	Sell	3,495,500	4,611,334	9/08/15	687,450	—
Euro	JPHQ	Sell	6,650,000	8,652,315	9/08/15	1,187,338	—
Chilean Peso	DBAB	Buy	1,166,790,000	1,913,712	9/09/15	—	(54,728)
Euro	BZWS	Sell	370,478	482,131	9/21/15	66,126	—
Euro	BZWS	Sell	899,632	1,159,968	9/24/15	149,714	—
Japanese Yen	JPHQ	Sell	130,931,000	1,206,265	9/30/15	107,984	—
Japanese Yen	JPHQ	Sell	1,115,900,000	10,301,408	10/07/15	939,550	—
Japanese Yen	HSBK	Sell	555,000,000	5,150,932	10/09/15	494,551	—
Japanese Yen	BZWS	Sell	281,000,000	2,609,675	10/13/15	251,916	—
Japanese Yen	DBAB	Sell	277,200,000	2,575,969	10/13/15	250,094	—
Euro	BZWS	Sell	2,535,000	3,238,082	10/14/15	390,071	—
Euro	JPHQ	Sell	4,739,000	6,055,178	10/14/15	731,026	—
Euro	BZWS	Sell	1,760,000	2,244,880	10/16/15	267,472	—
Euro	HSBK	Sell	11,729,000	15,017,812	10/20/15	1,838,756	—
Malaysian Ringgit	JPHQ	Buy	6,080,000	1,816,715	10/20/15	—	(165,286)
Mexican Peso	DBAB	Buy	67,596,340	4,886,600	10/21/15	—	(429,001)

16 | Semiannual Report						franklintempleton.com

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date Appreciation Depreciation
Japanese Yen	BZWS	Sell	146,100,000	1,372,991	10/22/15	$146,886	$—
Mexican Peso	CITI	Buy	21,771,590	1,572,297	10/22/15	—	(136,682)
Mexican Peso	DBAB	Buy	62,150,960	4,485,491	10/22/15	—	(387,269)
Malaysian Ringgit	HSBK	Buy	10,989,000	3,286,479	10/23/15	—	(302,320)
Euro	DBAB	Buy	6,027,000	7,168,032	10/26/15	—	(394,986)
Euro	DBAB	Sell	6,027,000	7,650,372	10/26/15	877,327	—
Malaysian Ringgit	DBAB	Buy	8,263,000	2,479,669	10/26/15	—	(236,256)
Malaysian Ringgit	HSBK	Buy	5,510,477	1,653,805	10/26/15	—	(157,705)
Singapore Dollar	CITI	Buy	21,787,381	17,155,148	10/26/15	—	(1,232,780)
Singapore Dollar	DBAB	Buy	9,461,270	7,448,060	10/26/15	—	(533,698)
Euro	BZWS	Sell	2,780,907	3,531,668	10/27/15	406,458	—
Euro	DBAB	Sell	1,646,550	2,102,562	10/30/15	252,026	—
Malaysian Ringgit	JPHQ	Buy	5,507,000	1,649,049	10/30/15	—	(154,317)
Euro	DBAB	Sell	111,459	141,163	11/03/15	15,884	—
Euro	BZWS	Sell	16,250,000	20,506,525	11/04/15	2,241,280	—
Euro	BZWS	Sell	783,291	984,001	11/06/15	103,530	—
Japanese Yen	CITI	Sell	104,080,747	912,969	11/10/15	39,140	—
Euro	JPHQ	Sell	517,652	648,644	11/12/15	66,689	—
Japanese Yen	CITI	Sell	183,499,000	1,614,796	11/12/15	74,131	—
Japanese Yen	HSBK	Sell	286,780,000	2,513,905	11/12/15	106,087	—
Japanese Yen	JPHQ	Sell	102,242,000	898,341	11/12/15	39,913	—
Euro	BZWS	Sell	4,891,000	6,104,897	11/13/15	606,209	—
Euro	DBAB	Buy	398,651	474,347	11/16/15	—	(26,134)
Euro	DBAB	Sell	3,479,651	4,356,920	11/16/15	444,667	—
Japanese Yen	MSCO	Sell	245,000,000	2,136,473	11/16/15	79,264	—
Japanese Yen	SCNY	Sell	103,657,300	905,446	11/16/15	35,060	—
Euro	DBAB	Buy	4,853,000	5,772,886	11/18/15	—	(316,295)
Euro	DBAB	Sell	4,853,000	6,065,765	11/18/15	609,174	—
Euro	UBSW	Sell	9,844,000	12,274,484	11/18/15	1,206,138	—
Japanese Yen	DBAB	Sell	592,373,000	5,107,544	11/18/15	133,309	—
Euro	DBAB	Buy	817,802	973,160	11/19/15	—	(53,623)
Euro	DBAB	Sell	817,802	1,022,293	11/19/15	102,756	—
Japanese Yen	CITI	Sell	733,240,000	6,331,678	11/19/15	174,431	—
Malaysian Ringgit	DBAB	Buy	5,266,040	1,540,859	11/19/15	—	(113,552)
Euro	DBAB	Buy	9,706,000	11,550,140	11/20/15	—	(636,460)
Euro	DBAB	Sell	9,706,000	12,182,583	11/20/15	1,268,903	—
Japanese Yen	CITI	Sell	823,639,000	7,106,462	11/20/15	189,956	—
Malaysian Ringgit	HSBK	Buy	3,175,000	926,493	11/20/15	—	(66,003)
Japanese Yen	HSBK	Sell	154,574,000	1,322,275	11/24/15	24,128	—
Euro	DBAB	Sell	820,797	1,023,230	11/30/15	100,055	—
Euro	HSBK	Sell	3,548,865	4,371,775	12/09/15	379,193	—
Euro	SCNY	Sell	1,325,806	1,637,794	12/09/15	146,222	—
Japanese Yen	DBAB	Sell	186,830,000	1,599,298	12/21/15	28,952	—
Japanese Yen	HSBK	Sell	187,120,000	1,600,000	12/21/15	27,216	—
Japanese Yen	BZWS	Sell	132,990,000	1,124,727	12/22/15	6,883	—
Japanese Yen	CITI	Sell	207,460,000	1,756,944	12/22/15	13,145	—
Euro	BZWS	Sell	1,676,000	2,042,753	1/05/16	155,685	—
Japanese Yen	GSCO	Sell	69,178,000	584,200	1/08/16	2,421	—
Euro	BZWS	Sell	1,509,000	1,795,619	1/11/16	96,280	—
Malaysian Ringgit	JPHQ	Buy	2,518,000	681,185	1/11/16	—	(2,175)
Japanese Yen	CITI	Sell	94,950,000	800,887	1/14/16	2,221	—
Euro	CITI	Sell	1,349,575	1,599,854	1/15/16	79,867	—

franklintempleton.com						Semiannual Report | 17

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date Appreciation Depreciation
Euro	JPHQ	Sell	14,822,783	17,537,892	1/15/16	$843,430	$—
Japanese Yen	BZWS	Sell	237,550,000	2,021,823	1/15/16	23,623	—
Japanese Yen	JPHQ	Sell	154,420,000	1,309,354	1/15/16	10,419	—
Euro	BZWS	Sell	11,030,000	13,053,707	1/19/16	629,464	—
Euro	JPHQ	Sell	10,982,000	12,976,880	1/19/16	606,705	—
Malaysian Ringgit	JPHQ	Buy	1,392,000	374,496	1/19/16	578	—
Euro	BZWS	Sell	1,052,000	1,227,789	1/21/16	42,741	—
Euro	JPHQ	Sell	2,459,575	2,868,602	1/22/16	97,878	—
Euro	JPHQ	Sell	11,085,000	12,976,422	1/25/16	487,995	—
Euro	BZWS	Sell	4,351,556	4,940,626	1/27/16	37,845	—
Japanese Yen	HSBK	Sell	817,266,455	6,984,139	1/28/16	106,778	—
Euro	DBAB	Sell	338,000	385,641	1/29/16	4,803	—
Japanese Yen	DBAB	Sell	631,276,974	5,384,668	1/29/16	72,260	—
Euro	CITI	Sell	8,393,000	9,640,200	2/09/16	180,369	—
Japanese Yen	CITI	Sell	152,232,000	1,305,122	2/09/16	23,603	—
Euro	HSBK	Sell	7,662,000	8,702,040	2/10/16	65,869	—
Euro	BZWS	Sell	23,553,000	26,768,173	2/11/16	219,778	—
Japanese Yen	GSCO	Sell	110,363,000	936,510	2/12/16	7,366	—
Euro	SCNY	Sell	6,873,000	7,818,209	2/16/16	69,968	—
Euro	GSCO	Sell	6,210,000	7,134,855	2/17/16	133,835	—
Euro	JPHQ	Sell	12,428,000	14,267,965	2/17/16	256,906	—
Japanese Yen	GSCO	Sell	85,279,140	723,140	2/17/16	5,066	—
Japanese Yen	JPHQ	Sell	100,450,000	850,273	2/17/16	4,456	—
Japanese Yen	HSBK	Sell	187,760,000	1,591,645	2/25/16	10,263	—
Mexican Peso	CITI	Buy	62,000,000	4,013,465	2/25/16	37,218	—
Euro	BOFA	Sell	1,471,272	1,679,943	2/26/16	20,818	—
Euro	BZWS	Sell	4,618,433	5,270,232	2/26/16	62,114	—
Japanese Yen	BZWS	Sell	726,500,000	6,120,730	2/26/16	1,698	—
Mexican Peso	MSCO	Buy	117,000,000	7,575,267	2/29/16	66,489	—
Japanese Yen	JPHQ	Sell	416,700,000	3,516,530	3/03/16	6,175	—
Unrealized appreciation (depreciation)						82,277,796	(20,570,602)
Net unrealized appreciation (depreciation)						$61,707,194

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.
*In U.S. dollars unless otherwise indicated.

18 | Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

At February 28, 2015, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
	Counterparty/ Expiration		Notional	Unrealized	Unrealized
Description	Exchange	Date	Amount Appreciation		Depreciation
Centrally Cleared Swaps
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 0.926%	LCH	10/17/17	$58,090,000	$93,045	$—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.731%	LCH	7/07/24	11,090,000	—	(661,352)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.914%	LCH	1/22/25	35,260,000	596,290	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.970%	LCH	1/23/25	44,070,000	522,794	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%	LCH	1/27/25	26,010,000	306,760	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%	LCH	1/29/25	6,500,000	98,945	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%	LCH	1/30/25	5,500,000	81,886	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%	LCH	2/03/25	8,680,000	231,493	—
Centrally Cleared Swaps unrealized
appreciation (depreciation)				1,931,213	(661,352)
OTC Swaps
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.558%	JPHQ	3/04/21	$1,160,000	$—	$(137,967)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.523%	DBAB	3/28/21	3,970,000	—	(456,565)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 4.215%	JPHQ	1/11/41	3,030,000	—	(1,063,345)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 4.347%	CITI	2/25/41	6,980,000	—	(2,607,822)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 4.349%	JPHQ	2/25/41	6,980,000	—	(2,611,526)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 4.320%	JPHQ	2/28/41	5,230,000	—	(2,044,560)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 4.299%	JPHQ	3/01/41	1,740,000	—	(668,909)
OTC Swaps unrealized appreciation (depreciation)				—	(9,590,694)
Total Interest Rate Swaps unrealized appreciation (depreciation)				1,931,213	(10,252,046)
Net unrealized appreciation (depreciation)					$(8,320,833)

See Abbreviations on page 31.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	|	19

TEMPLETON GLOBAL INCOME FUND

Financial Statements

Statement of Assets and Liabilities
February 28, 2015 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$907,452,725
Cost - Sweep Money Fund (Note 3c)	147,039,359
Total cost of investments	$1,054,492,084
Value - Unaffiliated issuers	$849,672,787
Value - Sweep Money Fund (Note 3c)	147,039,359
Total value of investments	996,712,146
Restricted cash (Note 1d)	27,883,100
Foreign currency, at value (cost $7,928,732)	7,957,455
Receivables:
Interest	11,018,353
Due from brokers	8,527,916
Unrealized appreciation on forward exchange contracts	82,277,796
Total assets	1,134,376,766
Liabilities:
Payables:
Investment securities purchased	78,486
Management fees	510,288
Variation margin	216,909
Due to brokers	27,883,100
Unrealized depreciation on forward exchange contracts	20,570,602
Unrealized depreciation on OTC swap contracts	9,590,694
Deferred tax	1,026,137
Accrued expenses and other liabilities	354,476
Total liabilities	60,230,692
Net assets, at value	$1,074,146,074
Net assets consist of:
Paid-in capital	$1,114,225,731
Distributions in excess of net investment income	(46,029,499)
Net unrealized appreciation (depreciation)	(5,971,115)
Accumulated net realized gain (loss)	11,920,957
Net assets, at value	$1,074,146,074
Shares outstanding	134,144,158
Net asset value per share	$8.01

20 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INCOME FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended February 28, 2015 (unaudited)

Investment income:
Interest	$27,228,054
Expenses:
Management fees (Note 3a)	3,500,096
Transfer agent fees	118,430
Custodian fees (Note 4)	257,899
Reports to shareholders	54,934
Registration and filing fees	63,180
Professional fees	36,372
Trustees' fees and expenses	43,240
Other	22,982
Total expenses	4,097,133
Expenses waived/paid by affiliates (Note 3c)	(42,654)
Net expenses	4,054,479
Net investment income	23,173,575
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(21,354,384)
Foreign currency transactions	33,841,648
Swap contracts	(562,907)
Net realized gain (loss)	11,924,357
Net change in unrealized appreciation (depreciation) on:
Investments	(106,246,563)
Translation of other assets and liabilities denominated in foreign currencies	41,693,308
Change in deferred taxes on unrealized appreciation	(441,646)
Net change in unrealized appreciation (depreciation)	(64,994,901)
Net realized and unrealized gain (loss)	(53,070,544)
Net increase (decrease) in net assets resulting from operations	$(29,896,969)

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 21

TEMPLETON GLOBAL INCOME FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2015	Year Ended
	(unaudited)	August 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$23,173,575	$46,399,973
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	11,924,357	21,594,820
Net change in unrealized appreciation (depreciation) on investments, translation of other assets
and liabilities denominated in foreign currencies and deferred taxes	(64,994,901)	59,867,784
Net increase (decrease) in net assets resulting from operations	(29,896,969)	127,862,577
Distributions to shareholders from:
Net investment income	(64,925,772)	(82,713,288)
Net realized gains	(348,775)	(442,676)
Total distributions to shareholders	(65,274,547)	(83,155,964)
Net increase (decrease) in net assets	(95,171,516)	44,706,613
Net assets:
Beginning of period	1,169,317,590	1,124,610,977
End of period	$1,074,146,074	$1,169,317,590
Distributions in excess of net investment income included in net assets:
End of period	$(46,029,499)	$(4,277,302)

22 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INCOME FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Global Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing NAV. Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American

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TEMPLETON GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment

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TEMPLETON GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/ counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 9 regarding other derivative information.

d. Restricted Cash

At February 28, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/ counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of February 28, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with

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TEMPLETON GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At February 28, 2015, there were an unlimited number of shares authorized (without par value). During the periods ended February 28, 2015 and February 28, 2014 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved an open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 11,210,400 shares. During the periods ended February 28, 2015 and August 31, 2014, there were no shares repurchased.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

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TEMPLETON GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

a. Management Fees

The Fund pay an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1 billion
0.580%	Over $1 billion, up to and including $5 billion
0.560%	Over $5 billion, up to and including $10 billion
0.540%	Over $10 billion, up to and including $15 billion
0.520%	Over $15 billion, up to and including $20 billion
0.500%	In excess of $20 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2015, there were no credits earned.

5. Income Taxes

At February 28, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,061,849,502

Unrealized appreciation	$22,810,670
Unrealized depreciation	(87,948,026)
Net unrealized appreciation (depreciation)	$(65,137,356)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

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TEMPLETON GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2015, aggregated $156,179,268 and $247,200,118, respectively.

7. Credit Risk

At February 28, 2015, the Fund had 15.17% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At February 28, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and		Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Interest rate
contracts	Variation margin / Net assets	$1,931,213	[a]Unrealized depreciation on	$10,252,046	[a]
	consist of: net unrealized		swap contracts / Due from
	appreciation		Brokers / Variation margin /
Net assets consist of: net
unrealized depreciation
Foreign exchange
contracts	Unrealized appreciation on	82,277,796	Unrealized depreciation on	20,570,602
	forward exchange contracts		forward exchange contracts

aIncludes cumulative appreciation (depreciation) of centrally cleared swaps as reported in the Statement of Investments. Initial margin is included as a receivable due from brokers and current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the period ended February 28, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

			Change in
			Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Period	for the Period
Interest rate contracts	Net realized gain (loss) from swap contracts / Net change in	$(562,907)	$(1,637,565)
	unrealized appreciation (depreciation) on investments

Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions /	36,911,816	41,908,591
	Net change in unrealized appreciation (depreciation) on
	translation of other assets and liabilities denominated
	in foreign currencies

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TEMPLETON GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended February 28, 2015, the average month end fair value of derivatives represented 9.54% of average month end net assets. The average month end number of open derivative contracts for the period was 328.

At February 28, 2015, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of
	Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$82,277,796	$20,570,602
Swap Contracts	—	9,590,694
Total	$82,277,796	$30,161,296

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At February 28, 2015, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

Amounts Not Offset in the
Statement of Assets and Liabilities
Gross and
Net Amounts of	Financial	Financial
Assets Presented in	Instruments	Instruments	Cash	Net Amount
the Statement of	Available for	Collateral	Collateral	(Not less
Assets and Liabilities	Offset	Received [a,b]	Received[b]	than zero)
Counterparty
BOFA	$2,129,373	$—	$(2,129,373)	$—	$—
BZWS	13,903,945	(289,868)	(60,077)	(13,554,000)	—
CITI	7,011,685	(4,133,667)	(2,131,195)	—	746,823
DBAB	17,049,581	(12,682,495)	—	(4,367,086)	—
GSCO	3,331,512	—	—	(3,050,000)	281,512
HSBK	16,491,683	(2,234,266)	(13,633,422)	—	623,995
JPHQ	15,500,313	(10,127,210)	(5,373,103)	—	—
MSCO	2,214,418	(693,790)	—	(539,100)	981,528
SCNY	3,439,148	—	—	(3,439,148)	—
UBSW	1,206,138	—	(924,847)	—	-	281,291
Total	$82,277,796	$(30,161,296)	$(24,252,017)	$(24,949,334)	$2,915,149

aAt February 28, 2015, the Fund received United Kingdom Treasury Bonds and Notes, U.S. Government and Agency securities, U.S. Treasury Bonds and Notes and a
Government of Switzerland Bond as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

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TEMPLETON GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Other Derivative Information (continued)

At February 28, 2015, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BOFA	$—	$—	$—	$—	$—
BZWS	289,868	(289,868)	—	—	—
CITI	4,133,667	(4,133,667)	—	—	—
DBAB	12,682,495	(12,682,495)	—	—	—
GSCO	—	—	—	—	—
HSBK	2,234,266	(2,234,266)	—	—	—
JPHQ	10,127,210	(10,127,210)	—	—	—
MSCO	693,790	(693,790)	—	—	—
SCNY	—	—	—	—	—
UBSW	—	—	—	—	—
Total	$30,161,296	$(30,161,296)	$—	$—	$—

See Note 1(c) regarding derivative financial instruments.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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TEMPLETON GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A summary of inputs used as of February 28, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities[a]	$—	$755,199,286	$—	$755,199,286
Short Term Investments	147,039,359	94,473,501	—	241,512,860
Total Investments in Securities	$147,039,359	$849,672,787	$—	$996,712,146

Other Financial Instruments
Forward Exchange Contracts	$—	$82,277,796	$—	$82,277,796
Swap Contracts	—	1,931,213	—	1,931,213
Total Other Financial Instruments	$—	$84,209,009	$—	$84,209,009
Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$20,570,602	$—	$20,570,602
Swap Contracts	—	10,252,046	—	10,252,046
Total Other Financial Instruments	$—	$30,822,648	$—	$30,822,648

aFor detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio

BOFA	Bank of America Corp.	BRL	Brazilian Real	FRN Floating Rate Note
BZWS	Barclays Bank PLC	EUR	Euro
CITI	Citigroup, N.A.	HUF	Hungarian Forint
DBAB	Deutsche Bank AG	IDR	Indonesian Rupiah
GSCO	Goldman Sachs Group, Inc.	INR	Indian Rupee
HSBK	HSBC Bank PLC	JPY	Japanese Yen
JPHQ	JPMorgan Chase N.A.	KRW	South Korean Won
LCH	London Clearing House	LKR	Sri Lankan Rupee
MSCO	Morgan Stanley and Co. Inc.	MXN	Mexican Peso
SCNY	Standard Chartered Bank	MYR	Malaysian Ringgit
UBSW	UBS AG	PEN	Peruvian Nuevo Sol
		PHP	Philippine Peso
		PLN	Polish Zloty
		SGD	Singapore Dollar

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TEMPLETON GLOBAL INCOME FUND

Annual Meeting of Shareholders, March 2, 2015 (unaudited)

The Annual Meeting of Shareholders of the Fund was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on March 2, 2015. The purpose of the meeting was to elect four Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2015. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, Ann Torre Bates, David W. Niemiec and Robert E. Wade.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2015. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. Election of four Trustees:

		% of	% of Shares		% of	% of Shares
		Outstanding	Present and		Outstanding	Present and
Term Expiring 2018	For	Shares	Voting	Withheld	Shares	Voting
Harris J. Ashton	112,222,769	83.66%	96.91%	3,572,301	2.66%	3.09%
Ann Torre Bates	112,641,331	83.97%	97.28%	3,153,739	2.35%	2.72%
David W. Niemiec	112,926,207	84.18%	97.52%	2,868,863	2.14%	2.48%
Robert E. Wade	112,617,471	83.95%	97.26%	3,177,599	2.37%	2.74%

There were approximately 57 broker non-votes and 571 uncast votes received with respect to this item.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2015:

		% of	% of Shares
	Shares	Outstanding	Present and
	Voted	Shares	Voting

For	113,203,358	84.39%	97.76%
Against	1,138,664	0.85%	0.98%

Abstain	1,453,676	1.08%	1.26%

Total		86.32%	100.00%

*Frank J. Crothers, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Frank A. Olson, Larry D. Thompson and Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

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TEMPLETON GLOBAL INCOME FUND

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company LLC (the “Plan Administrator”) and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Global Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

For more information, please see the Plan’s Terms & Conditions located at the back of this report.

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TEMPLETON GLOBAL INCOME FUND

Transfer Agent
American Stock Transfer and Trust Company LLC
P.O. Box 922, Wall Street Station
New York, NY 10269-0560

(800) 416-5585
www.amstock.com

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.amstock.com or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book-entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Global Income Fund are traded on the New York Stock Exchange under the symbol “GIM.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the “New York Stock Exchange Composite Transactions” section of newspapers.

For current information about distributions and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company LLC’s web site at www.amstock.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list by writing Templeton Global Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

34 | Semiannual Report

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TEMPLETON GLOBAL INCOME FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer–Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer–Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semian-nual reports to shareholders) that are filed annually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2014. Additionally, the Fund expects to file, on or about April 27, 2015, such certifications with its Form N-CSRS for the six months ended February 28, 2015.

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TEMPLETON GLOBAL INCOME FUND

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

1. American Stock Transfer and Trust Company LLC (“AST”), will act as Plan Administrator and will open an account for participating shareholders (“participant”) under the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) in the same name as that in which the participant’s present shares are registered, and put the Plan into effect as of the first record date for a dividend or capital gains distribution after AST receives the authorization duly executed by such participant.

2. Whenever Templeton Global Income Fund (the “Fund”) declares a distribution from capital gains or an income dividend payable in either cash or shares of the Fund (“Fund shares”), if the market price per share on the valuation date equals or exceeds the net asset value per share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically receive such Fund shares for participant accounts including aggregate fractions. The number of additional Fund shares to be credited to participant accounts shall be determined by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to participants by the Fund’s net asset value per share of the Fund shares on the valuation date, provided that the Fund shall not issue such shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for such distribution or dividend.

3. Whenever the Fund declares a distribution from capital gains or an income dividend payable only in cash, or if the Fund’s net asset value per share exceeds the market price per share on the valuation date, AST shall apply the amount of such dividend or distribution payable to participants to the purchase of Fund shares on the open market (less their pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by AST may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such purchases will be made promptly after the payable date for such dividend or distribution, and in no event later than five business days prior to the record date for the next dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of the Federal securities laws.

4. A participant has the option of submitting additional payments to AST, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments may be made electronically through AST at www.amstock.com or by check payable to “American Stock Transfer and Trust Company LLC” and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Global Income Fund. AST shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market, as discussed below in paragraph 6. AST shall make such purchases promptly beginning on the dividend payment date, which is usually the last business day of each month, or, in the event that there is no dividend or distribution paid in a month, AST shall make such purchases on the last business day of that month, and in no event more than 30 days after receipt, except where necessary to comply with provisions of the Federal securities laws. Any voluntary payment received less than two business days before an investment date shall be invested during the following month unless there are more than 30 days until the next investment date, in which case such payment will be returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before such payment is to be invested. Such written notice shall be sent to AST by the participant, as discussed below in paragraph 14.

5. For all purposes of the Plan: (a) the market price of the Fund’s shares on a particular date shall be the last sale price on the New York Stock Exchange on that date if a business day and if not, on the preceding business day, or if there is no sale on such Exchange on such date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date, and (b) net asset value per share of the Fund’s shares on a particular date shall be as determined by or on behalf of the Fund.

6. Open market purchases provided for above may be made on any securities exchange where Fund shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as AST shall determine. Participant funds held by AST uninvested will not bear interest, and it is understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within five business days prior to the record date for the next dividend or distribution as herein provided, or with the timing of any purchases effected. AST shall have no responsibility as to the value of the Fund shares acquired for participant accounts. For the purposes of purchases on the open market, AST may aggregate purchases with those of other participants, and the average price (including trading fees) of all shares purchased by AST shall be the price per share allocable to all participants.

7. AST will hold shares acquired pursuant to this Plan, together with the shares of other participants acquired pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in accordance with the proxies returned by participants to the Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.

8. AST will confirm to participants each acquisition made for an account as soon as practicable but not later than ten business days after the date thereof. AST will send to participants a detailed account statement showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record for the account. Although participants may from time to time have an undivided fractional interest (computed to three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to participant accounts. In the event of termination of an account under the Plan, AST will adjust for any such undivided fractional interest in cash at the market price of the Fund’s shares on the date of termination.

9. Any share dividends or split shares distributed by the Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase of additional Fund shares for the participant accounts. The shares held for participants under the Plan will be added to underlying shares held by participants in calculating the number of rights to be issued.

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TEMPLETON GLOBAL INCOME FUND

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued by the Fund or purchased on the open market. AST will deduct a $5.00 service charge from each voluntary cash payment. Participants will be charged a pro rata share of trading fees on all open market purchases.

11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by notifying AST in writing. Such withdrawal or termination will be effective immediately if notice is received by AST not less than two days prior to any dividend or distribution record date; otherwise such withdrawal or termination will be effective after the investment of any current dividend or distribution or voluntary cash payment. The Plan may be terminated by AST or the Fund upon 90 days’ notice in writing mailed to participants. Upon any withdrawal or termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of the shares at the time of withdrawal or termination) to be delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00 service charge and a $0.12 per share trading fee for this transaction from the proceeds. If a participant disposes of all shares registered in his name on the books of the Fund, AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.

12. These terms and conditions may be amended or supplemented by AST or the Fund at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority, only by mailing to participants appropriate written notice at least 90 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by participants unless, prior to the effective date thereof, AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include an appointment by AST in its place and stead of a successor Plan Administrator under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions. Upon any such appointment of a Plan Administrator for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s name or under the Plan for retention or application by such successor Plan Administrator as provided in these terms and conditions.

13. AST shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but shall assume no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence, bad faith or willful misconduct or that of its employees.

14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or www.amstock.com or such other address as AST shall furnish to the participant, and shall have been deemed to be given or made when received by AST.

15. Any notice or other communication which by any provision of the Plan is required to be given by AST to the participant shall be in writing and shall be deemed to have been sufficiently given for all purposes by being deposited postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on AST’s records. The participant agrees to notify AST promptly of any change of address.

16. These terms and conditions shall be governed by and construed in accordance with the laws of the State of New York and the rules and regulations of the U.S. Securities and Exchange Commission, as they may be amended from time to time.

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Semiannual Report
Templeton Global Income Fund

Investment Manager
Franklin Advisers, Inc.

Transfer Agent
American Stock Transfer & Trust Co., LLC
6201 15th Avenue
Brooklyn, NY 11219
Toll Free Number: (800) 416-5585
Hearing Impaired Number: (866) 703-9077
International Phone Number: (718) 921-8124
www.amstock.com

Fund Information
(800) DIAL BEN® / 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	TLGIM S 04/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants

Members of the Audit Committee are:  Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.                N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services,  ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan Jones Proxy Services (Egan Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although  analyses provided by ISS, Glass Lewis, Egan Jones, or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision.  Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles  The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.  A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.  The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance.  Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INCOME FUND

By /s/LAURA F. FERGERSON_________

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON_________

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 24, 2015

By /s/MARK H. OTANI______________

      Mark H. Otani

      Chief Financial Officer and Chief Accounting Officer

Date  April 24, 2015